UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 24, 2012

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky
(State or other jurisdiction of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard
P.O. Box 391
Covington, Kentucky  41012-0391
Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On April 24, 2012, Ashland Inc. will include the information contained in exhibits 99.1-99.14, and graphic images thereof, on the “Investor Center” section of its website located at http://investor.ashland.com, or in employee communications.

Ashland is furnishing the information pursuant to the Securities and Exchange Commission’s (“SEC”) Regulation FD. The information contained in exhibits 99.1-99.14 is summary information concerning key metrics for Ashland’s operating segments.  The information is intended to be considered in the context of Ashland’s SEC filings and other public announcements that Ashland may make from time to time.

By filing this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report. Ashland reserves the right to discontinue the availability of the data in the attached exhibits.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
99.1	Website data concerning Ashland Specialty Ingredients’ sales
99.2	Website data concerning Ashland Specialty Ingredients’ gross profit
99.3	Website data concerning Ashland Specialty Ingredients’ volume in metric tons
99.4	Website data concerning Ashland Water Technologies’ sales
99.5	Website data concerning Ashland Water Technologies’ gross profit
99.6	Website data concerning Ashland Water Technologies’ average sales per shipping day
99.7	Website data concerning Ashland Performance Materials’ sales
99.8	Website data concerning Ashland Performance Materials’ gross profit
99.9	Website data concerning Ashland Performance Materials’ volume in metric tons
99.10	Website data concerning Ashland Consumer Markets’ sales
99.11	Website data concerning Ashland Consumer Markets’ gross profit
99.12	Website data concerning Ashland Consumer Markets’ lubricant sales gallons
99.13	Website data concerning Ashland Consumer Markets’ premium lubricants % of branded volume
99.14	Website data concerning Valvoline Instant Oil Change’s twelve month rolling average sales

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND INC.
(Registrant)

April 24, 2012	/s/ Lamar M. Chambers
Lamar M. Chambers
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Website data concerning Ashland Specialty Ingredients’ sales
99.2	Website data concerning Ashland Specialty Ingredients’ gross profit
99.3	Website data concerning Ashland Specialty Ingredients’ volume in metric tons
99.4	Website data concerning Ashland Water Technologies’ sales
99.5	Website data concerning Ashland Water Technologies’ gross profit
99.6	Website data concerning Ashland Water Technologies’ average sales per shipping day
99.7	Website data concerning Ashland Performance Materials’ sales
99.8	Website data concerning Ashland Performance Materials’ gross profit
99.9	Website data concerning Ashland Performance Materials’ volume in metric tons
99.10	Website data concerning Ashland Consumer Markets’ sales
99.11	Website data concerning Ashland Consumer Markets’ gross profit
99.12	Website data concerning Ashland Consumer Markets’ lubricant sales gallons
99.13	Website data concerning Ashland Consumer Markets’ premium lubricants % of branded volume
99.14	Website data concerning Valvoline Instant Oil Change’s twelve month rolling average sales